Available-for-Sale Securities - Available-for-Sale Securities Debt Maturities Market Value (Detail) - USD ($) $ in Thousands		Sep. 30, 2025	Sep. 30, 2024
Debt Securities, Available-for-Sale, Fair Value, Fiscal Year Maturity [Abstract]
Due within one year		$ 118,163
Total	[1]		$ 311,162

[1]	Available-for-sale securities with maturities longer than 90 days from the date of acquisition were classified as short-term interest-bearing investments and available-for-sale securities with maturities of 90 days or less from the date of acquisition were included in cash and cash equivalents on the Company’s consolidated balance sheets. As of September 30, 2025, all the securities were classified as cash and cash equivalents and as of September 30, 2024, $168,242 of securities were classified as short-term interest-bearing investments and $142,920 of securities were classified as cash and cash equivalents.